Exhibit 32

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Beeston Enterprises Ltd, a Nevada corporation (the “Company”), on Form 10-Q for the quarter ending March 31, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Michael Upham, President/Treasurer/CEO/CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: May 19, 2014

                           /s/ Michael Upham____________________________

                                                                                                   Michael Upham, President, Treasurer, CEO, CFO